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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                 August 23, 2001
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                            Lucent Technologies Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       1-11639                                              22-3408857
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(Commission File Number)                       (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                   07974
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(Address of principal executive offices)                     (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)


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Item 9.  Regulation FD Disclosure.

         On August 23, 2001, the Registrant presented the slides attached hereto as Exhibit 99.1 at an analyst session held at the Waldorf Astoria in New York, New York.






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EXHIBITS


Exhibit 99.1             Slides Presented at Investor Meeting on August 23, 2001
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LUCENT TECHNOLOGIES INC.



Date:  August 23, 2001                      By:  /s/ Frank A. D'Amelio
                                                --------------------------------
                                            Name:  Frank A. D'Amelio
                                            Title: Executive Vice President and
                                                   Chief Financial Officer